Exhibit 99.2

THE BANCORP INVESTOR PRESENTATION JULY 2025

2 DISCLOSURES Statements in this presentation regarding The Bancorp, Inc.’s (“The Bancorp”) business , that are not historical facts, are “forward - looking statements.” These statements may be identified by the use of forward - looking terminology, including the words “intend,” “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “plan,” “estimate,” “continue,” or similar words. Forward - looking statements include but are not limited to, statements regarding our anticipated 2025 results, future profitability and growth, share repurchases, and our ability to achieve long - term financial targets. These forward - looking statements relate to our current assumptions, projections, and expectations about our business and future events, including current expectations about important economic and political factors, among other factors, and are subject to risks and uncertainties, which could cause the actual results, events, or achievements to differ materially from those set forth in or implied by the forward - looking statements and related assumptions. Factors that could cause results to differ from those expressed in the forward - looking statements also include, but are not limited to, the risks and uncertainties referenced or described in The Bancorp’s filings with the Securities and Exchange Commission, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10 - K, as amended, for the fiscal year ended December 31, 2024 and other documents that the Company files from time to time with the Securities and Exchange Commission. The Bancorp does not undertake any duty to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), such as those identified in the Appendix. Any non - GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non - GAAP financial measures are subject to significant inherent limitations. The non - GAAP measures presented herein may not be comparable to similar non - GAAP measures presented by other companies. This presentation includes market, industry and economic data that was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying economic and other assumptions relied upon by such sources. The Company believes that its market, industry, and economic data is accurate and that its estimates and assumptions are reasonable, but there can be no assurance as to the accuracy or completeness thereof. Past performance is not indicative nor a guarantee of future results. Copies of the documents filed by The Bancorp with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp’s website at www.thebancorp.com . FORWARD LOOKING STATEMENTS & OTHER DISCLOSURES

3 FINANCIAL PERFORMANCE DELIVERING STRONG FINANCIAL PERFORMANCE Q2 YTD 2025 2024 2023 2022 29% 27% 26% 19% ROE PROFITABILITY 2.6% 2.7% 2.6% 1.8% ROA 41% 40% 41% 48% EFFICIENCY RATIO 1 SCALABLE PLATFORM KEY FINANCIAL METRICS 1 Please see Appendix slide 31 for calculation of efficiency ratio. Platform delivering operating leverage Capitalized on interest rate environment SUSTAINED PERFORMANCE The Bancorp is continuing to deliver high quality financial performance

4 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 2022 2023 2024 2025 Guidance Q4 2026 Annualized "Run rate" EARNINGS PER SHARE DELIVERING STRONG FINANCIAL PERFORMANCE GUIDANCE We are maintaining our 2025 1 guidance of $5.25 per share and establishing a goal of $1.75 per share by Q4 2026, which represents a run rate of $7.00 p er share 1 2025 guidance assumes achievement of management’s strategic goals as described elsewhere in this presentation and other budge tar y goals. $5.25 $2.27 $3.49 $4.29 $7.00 $1.75 Q4 2026 Fintech Revenue Growth across new partnerships, products and services Share Buybacks driven by core earnings and planned $200M Senior Notes issuance in Q3 2025 Reallocation or Reduction in Resources where appropriate EARNINGS GUIDANCE PATHWAYS TO ACHIEVING $7.00 RUN RATE

5 THE BANCORP CORE BUSINESS MODEL FINTECH SOLUTIONS GENERATES NON - INTEREST INCOME AND ATTRACTS STABLE, LOWER - COST DEPOSITS DEPLOYED INTO ASSETS IN SPECIALIZED MARKETS THE BANCORP BUSINESS MODEL

6 FINTECH PARTNER BANK FINTECH LEADERSHIP PAYMENT NETWORKS FACILITATE payments between parties via the card networks. PROGRAM MANAGERS CLIENT FACING platforms deliver highly scalable banking solutions to customers with emphasis on customer acquisition and technology. REGULATORS OVERSIGHT of domestic banking and payments activities. PROCESSORS BACK - OFFICE support for program managers providing record keeping and core platform services. FINTECH ECOSYSTEM Enabling fintech companies by providing industry leading card issuing, payments facilitation and regulatory expertise to a diversified portfolio of clients

7 SPECIALIZED LENDING SPECIALIZED LENDING BUSINESS LINES LENDING BUSINESSES Core lending businesses are comprised of our specialized lending activities Institutional Banking $1.9B Emphasize core business lines and add related products and enter adjacent markets Remain positioned to capitalize on credit sponsorship opportunities Maintain balance sheet flexibility as we approach $10B in total assets Real Estate Bridge Lending $2.2B Small Business $1.0B Leasing $ 0.7B CORE LENDING BUSINESSES AS OF Q2 2025 TOTAL $ 6.5 B Established Operating Platform Scalable technology, operations and sales platforms across lending business to support sustained growth STRATEGIC OUTLOOK Consumer Fintech Lending $ 0.7B

8 2030 STRATEGY OUR 2030 STRATEGY OVERVIEW Our new 2030 strategy encompasses previous goals outlined in Vison 700 while adding new fintech opportunities Build on our strengths Create new opportunities Sustain revenue growth Enhance profitability Averting substantial event - risk Keeping the balance sheet under $10B Avoiding potential regulatory issues + + + + EVALUATION FRAMEWORK BEING MINDFUL OF: How can we build on our leading fintech partner bank model and specialized lending businesses?

2030 STRATEGY *Without competing with our partners 1 PROVIDE NEW FINTECH SERVICES 3 SUPPORT FINTECH LENDING 2 MONETIZE CORE COMPETENCIES Our 2030 plan comprises new opportunities identified across various strategic pathways: 1 Long term guidance assumes achievement of management’s long - term strategic plan as described elsewhere in this presentation, imp act of realized and expected interest rate movement, and other budgetary goals. TOTAL REVENUE >$1 Billion ROE >40% ROA >4.0% LEVERAGE >10% LONG - TERM FINANCIAL TARGETS 1 • Niche program management • Embedded Finance • Regulatory services • Middle - office technologies • Diversified holdings across many programs with significant distribution of assets APEX 2030

FINTECH SOLUTIONS: DEPOSIT & FEE GENERATION

The Bancorp
11
FINTECH SOLUTIONS: **FEE & DEPOSIT GENERATING ACTIVITIES**

ENABLING LEADING FINTECH COMPANIES

DEBIT PROGRAM MANAGERS (CHALLENGER BANKS)

PayPal chime

→ Nilson Report: #6 Debit Issuing Bank 2024[2] →

PREPAID/STORED VALUE PROGRAM MANAGERS

- Government
- Employer Benefits
- Corporate Disbursements
- Payroll
- Gift

→ Nilson Report: #1 Prepaid Issuing Bank 2024[2] →

The Bancorp

- Provides physical and virtual card issuing
- Maintains deposit balances on cards
- Facilitates payments into the card networks as the sponsoring bank
- Established risk and compliance function is highly scalable

26%
% TOTAL BANK REVENUE Q2 YTD 2025[1]

18%
GROSS DOLLAR VOLUME GROWTH Q2 2025 VS Q2 2024

[1]Includes non-interest income from prepaid and debit card issuance plus ACH, card and other payments processing fees, and consumer credit fintech fees.
[2]Nilson Report, April 2025.

© 2025 The Bancorp Bank, N.A.

12 FINTECH SOLUTIONS : ESTABLISHED OPERATING PLATFORM SCALABLE PLATFORM ESTABLISHED OPERATING PLATFORM • Infrastructure in place to support significant growth • Long - term relationships with multiple processors enable efficient onboarding • Continued technology investments without changes to expense base REGULATORY EXPERTISE • Financial Crimes Risk Management program with deep experience across payments ecosystem • Customized risk and compliance tools specific to the Fintech Industry OTHER PAYMENTS OFFERINGS • Rapid Funds instant payment transfer product • Potential to capitalize on credit - linked payments opportunities • Additional payments services include ACH processing for third parties INNOVATIVE SOLUTIONS Our platform supports a wide variety of strategic fintech partners through our established processor relationships, regulatory expertise, and suite of other payments products

13 FINTECH SOLUTIONS : STABLE, LOWER - COST DEPOSIT GENERATOR DEPOSIT GROWTH FROM FINTECH BUSINESS HIGHLIGHTS • Stable, lower - cost deposit base anchored by contractual, multi - year relationships in our Fintech Solutions business • Fintech Solutions growth driven by increased transactional volume due to electronic banking migration and the addition of new partners $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2021 2022 2023 2024 Q2 2025 AVERAGE DEPOSITS BY PERIOD ($ BILLIONS) Fintech Solutions Group (Prepaid and Debit Card Issuance and other payments) Other (Includes time deposits and other legacy deposit programs) 2.18% 2.37% 2.32% 0.82% 0.10% COST OF DEPOSITS $5.7 $6.3 $6.4 $6.9 $8.1

14 FINTECH SOLUTIONS : STABLE, LOWER - COST DEPOSIT GENERATOR STABLE DEPOSITS & SIGNIFICANT BALANCE SHEET LIQUIDITY STRONG POSITIONING Our deposit base is primarily comprised of granular, small balance, FDIC insured accounts and we maintain significant borrowing capacity on our credit lines ESTIMATED INSURED VS OTHER UNINSURED DEPOSITS June 30, 2025 94% Insured 3% Low balance accounts 3% Other uninsured 100% Total deposits SUMMARY OF CREDIT LINES AVAILABLE June 30, 2025 (Dollars in millions) 2,050 $ Federal Reserve Bank 1,028 Federal Home Loan Bank 3,078 $ Total lines of credit available 94% INSURED DEPOSITS Primarily consist of low balance accounts

LOANS, LEASES & SUPPORTING COLLATERAL

16 LOANS & LEASES STRATEGIC OUTLOOK Optimize balance sheet and continue to capitalize on fintech lending opportunities KEY CONSIDERATIONS FOR LENDING GROWTH MANAGE CREDIT RISK TO DESIRED LEVELS OPTIMIZE NET INTEREST MARGIN AND MONITOR INTEREST RATE SENSITIVITY EXPAND FINTECH LENDING WITH KEY CLIENTS MAINTAIN FLEXIBILITY AS WE APPROACH $10B TOTAL ASSETS Building an asset mix that drives earnings and profitability while maintaining desired credit and interest rate risk characteristics

17 LOANS & LEASES LOAN PORTFOLIO OVERVIEW % OF TOTAL PORTFOLIO 06/30/2025 PRINCIPAL BALANCE ($ MILLIONS) BALANCE SHEET CATEGORY BUSINESS LINE 33% $ 2,209 Multifamily - commercial real estate (A) Real Estate Bridge Lending <1% 19 Hospitality - commercial real estate <1% 12 Retail - commercial real estate <1% 9 Other 33% 2,249 Total 16% 1,087 Securities - backed lines of credit (SBLOC) ( B) Institutional Banking 8% 514 Insurance - backed lines of credit (IBLOC) (C) 4% 272 Advisor Financing 28% 1,873 Total 6% 397 U.S. government guaranteed portion of SBA loans ( D) Small Business Lending 6% 382 Commercial mortgage SBA ( E) 2% 117 Non - guaranteed portion of U.S. govn’t guaranteed 7(a) loans 2% 116 Non - SBA small business loans <1% 18 Construction SBA <1% 4 Other 16% 1,034 Total 10% 698 Leasing ( F) Commercial Fleet Leasing 10% 681 Consumer fintech ( G) Fintech Solutions Group 3% 170 Other Other 100% $ 6,705 Total principal LOAN COLLATERAL VALUES SUPPORTED BY: A. Comprised of workforce apartment buildings in carefully selected areas B. SBLOC loans are backed by marketable securities with nominal credit losses C. IBLOC loans are backed by the cash value of life insurance policies with nominal credit losses D. Portion of small business loans fully guaranteed by the U.S. government E. 50% - 60% loan to value ratios at origination F. Recourse to vehicles G. Consists of secured credit cards & other short - term extensions of credit

18 LOANS & LEASES: REAL ESTATE BRIDGE LENDING COMMERCIAL REAL ESTATE BRIDGE LENDING % TOTAL WEIGHTED AVG INTEREST RATE ORIGINATION DATE LTV 1 BALANCE # LOANS TYPE 98% 8.5% 69% $ 2,209 179 Multifamily (apartments) <1% 9.8% 66% 19 1 Hospitality (hotels and lodging) <1% 8.2% 72% 12 2 Retail <1% 5.0% 71% 9 2 Other 100% 8.5% 70% $ 2,249 184 Total COMMERCIAL REAL ESTATE LOANS BY TYPE ($MILLIONS) 06/30/2025 BUSINESS OVERVIEW: • Resumed floating rate bridge lending business in Q3 2021 • Lending focus on workforce apartment buildings in carefully selected markets Real Estate Bridge Lending • Vast majority of loans are apartment buildings including all the top 30 exposures • Loans originated prior to Q3 2021 will continue to be accounted for at fair value • Loans originated in 2021 and after will be held for investment and use the Current Expected Credit Loss (CECL) methodology PORTFOLIO ATTRIBUTES 1 In addition to “as is” origination date appraisals, on which the weighted average origination date LTVs are based, third part y a ppraisers also estimated “as stabilized” values, which represents additional potential collateral value as rehabilitation progresses, and units are released at stabilized rental rates, may pr ovi de even greater protection.

19 LOANS & LEASES: INSTITUTIONAL BANKING INSTITUTIONAL BANKING BUSINESS OVERVIEW: • Automated loan application platform, Talea, provides industry - leading speed and delivery • Securities - backed lines of credit provide fast and flexible liquidity for investment portfolios • Insurance - backed lines of credit provide fast and flexible borrowing against the cash value of life insurance • Advisor Finance product provides capital to transitioning financial advisors to facilitate M&A, debt restructuring, and the development of succession plans • Deposit accounts for wealth management clients • Nominal historical credit losses STRATEGIC OUTLOOK: • Regain momentum across SBLOC, IBLOC and Advisor Finance products • Evaluate new lending opportunities in adjacent markets • Market dynamics support business model: − Advisors shifting from large broker/dealers to independent platforms − Sector shift to fee - based accounts − Emergence of new wealth management providers LENDING AND BANKING SERVICES FOR WEALTH MANAGERS The Bancorp’s business model allows us to build banking solutions to “spec” without competing directly with our partner firms. We do not have any associated asset managers, proprietary advisory programs, or related programs. Our singular focus is to help our partner firms stay competitive in the marketplace and to grow and retain assets ALWAYS A PARTNER, NEVER A COMPETITOR ® $ 1.9 B Q2 2025 PORTFOLIO SIZE 6.2% 06/30/2025 EST. YIELD

20 LOANS & LEASES: INSTITUTIONAL BANKING LOAN PORTFOLIO PRIMARILY COMPRISED OF SECURITIES & CASH VALUE LIFE INSURANCE LENDING % OF PORTFOLIO PRINCIPAL BALANCE LOAN TYPE 58% $ 1,087 Securities - backed lines of credit (SBLOC) 27% 514 Insurance - backed lines of credit (IBLOC) 15% 272 Advisor Financing 100% $ 1,873 Total INSTITUTIONAL BANKING LOANS ($MILLIONS) 06/30/2025 % PRINCIPAL TO COLLATERAL PRINCIPAL BALANCE 34% $ 10 17% 9 84% 8 12% 8 47% 8 19% 8 31% 7 20% 7 4% 6 38% 6 31% $ 77 Total TOP 10 SBLOC LOANS ($MILLIONS) 06/30/2025 SECURITIES - BACKED LINES OF CREDIT • Nominal historical credit losses • Underwriting standards of generally 50% to equities and 80% or more to fixed income securities INSURANCE - BACKED LINES OF CREDIT • Nominal historical credit losses • Loans backed by the cash value of insurance policies PORTFOLIO ATTRIBUTES

LOANS & LEASES: **SMALL BUSINESS LENDING**

21

SMALL BUSINESS LENDING

SBA AND OTHER SMALL BUSINESS LENDING

BUSINESS OVERVIEW:

- Established a distinct platform within the fragmented SBA market
  - National portfolio approach allows pricing and client flexibility
  - Solid credit performance demonstrated over time
  - Client segment strategy tailored by market

STRATEGIC OUTLOOK:

- Continue delivering growth within existing small business lending platform while entering new verticals and growing the SBAlliance®
- SBAlliance® program provides lending support to banks and financial institutions who need SBA lending capabilities through products such as:
  - Wholesale loan purchases
  - Vertical focus with expansion of funeral home lending program

$1,034M
Q2 2025 PORTFOLIO SIZE

7.3%
06/30/2025 EST. YIELD

~$700K
AVERAGE 7(a) LOAN SIZE

© 2025 The Bancorp Bank, N.A.

The Bancorp
22
LOANS & LEASES: **STRONG COLLATERAL & GOVERNMENT GUARANTEES**

SMALL BUSINESS LENDING

SMALL BUSINESS LOANS BY TYPE[1] ($MILLIONS)
06/30/2025

TYPE	SBL COMMERCIAL MORTGAGE	SBL CONSTRUCTION	SBL NON-REAL ESTATE	TOTAL
Hotels (except casino hotels) and motels	$ 88	$ -	$ -	$ 88
Funeral homes and funeral services	44	-	38	82
Full-service restaurants	31	2	3	36
Child day care services	25	-	3	28
Car washes	11	11	-	22
Homes for the elderly	16	-	-	16
Gasoline stations with convenience stores	15	-	-	15
Outpatient mental health and substance abuse centers	15	-	-	15
General line grocery merchant wholesalers	13	-	-	13
Fitness and recreational sports centers	8	-	2	10
Plumbing, heating, and air-conditioning companies	9	-	1	10
Nursing care facilities	9	-	-	9
Caterers	9	-	-	9
Offices of lawyers	9	-	-	9
Other	230	7	34	271
Total	**$ 532**	**$ 20**	**$ 81**	**$ 633**

SMALL BUSINESS LOANS BY STATE[1] ($MILLIONS)
06/30/2025

STATE	SBL COMMERCIAL MORTGAGE	SBL CONSTRUCTION	SBL NON-REAL ESTATE	TOTAL
California	$ 141	$ 6	$ 6	$ 153
Florida	83	7	4	94
North Carolina	44	-	4	48
New York	41	-	3	44
Texas	29	4	6	39
New Jersey	31	-	7	38
Pennsylvania	19	-	13	32
Georgia	25	3	2	30
Other States	119	-	36	155
Total	**$ 532**	**$ 20**	**$ 81**	**$ 633**

PORTFOLIO ATTRIBUTES

TYPE DISTRIBUTION
- Diverse product mix
- Commercial mortgage and construction are generally originated with 50%-60% LTV's

GEOGRAPHIC DISTRIBUTION
- Diverse geographic mix
- Largest concentration in California representing 24% of total

[1]Excludes the government guaranteed portion of SBA 7(a) loans and PPP loans.

© 2025 The Bancorp Bank, N.A.

23

LOANS & LEASES: **COMMERCIAL FLEET LEASING**

COMMERCIAL FLEET LEASING

FLEET LEASING SOLUTIONS

BUSINESS OVERVIEW:

- Niche provider of vehicle leasing solutions
  - Focus on smaller fleets (less than 150 vehicles)
  - Direct lessor (The Bancorp Bank, N.A. sources opportunities directly and provides value-add services such as outfitting police cars)
  - Historical acquisitions of small leasing companies have contributed to growth
- Mix of commercial (~80%), government agencies and educational institutions (~20%)

STRATEGIC OUTLOOK:

- Continue enhancing platform and growing balances
  - Enhanced sales process and support functions
  - Pursuing technology enhancements to scale business with efficiency
- Constantly evaluating organic and inorganic growth opportunities in the vehicle space

$698M
Q2 2025 PORTFOLIO SIZE

8.2%
06/30/2025 EST. YIELD

© 2025 The Bancorp Bank, N.A.

24 TOTAL BALANCE STATE 17% $ 121 Florida 9% 59 New York 7% 51 Utah 7% 49 Connecticut 6% 45 California 6% 43 Pennsylvania 5% 38 North Carolina 5% 36 Maryland 5% 34 New Jersey 3% 22 Texas 2% 16 Idaho 2% 15 Georgia 2% 14 Washington 2% 13 Alabama 2% 13 Ohio 20% 129 Other states 100% $ 698 Total LOANS & LEASES: COMMERCIAL FLEET LEASING PORTFOLIO COMMERCIAL FLEET LEASING • Largest concentration is construction and government sectors • Of the $698M total portfolio, $644M are vehicle leases with the remaining $54M comprised of equipment leases PORTFOLIO ATTRIBUTES TOTAL BALANCE TYPE 18% $ 127 Construction 18% 127 Government agencies and public institutions 14% 98 Real estate and rental and leasing 13% 92 Waste management and remediation services 4% 29 Health care and social assistance 4% 25 Other services (except public administration) 3% 23 Professional, scientific, and technical services 3% 18 Wholesale trade 2% 16 General freight trucking 2% 12 Transit and other transportation 2% 12 Finance and insurance 2% 11 Arts, entertainment, and recreation 15% 108 Other and non - classified 100% $ 698 Total DIRECT LEASE FINANCING BY STATE ($MILLIONS) 06/30/2025 DIRECT LEASE FINANCING BY TYPE ($MILLIONS) 06/30/2025

FINANCIAL REVIEW

26 FINANCIAL REVIEW: EARNINGS AND PROFITABILITY REVENUE GROWTH HAS EXCEEDED EXPENSE GROWTH SINCE 2022 1 Revenue includes net interest income and non - interest income. Excludes consumer fintech loan credit enhancement income. Please s ee Appendix slide 31 for reconciliation. 2 Non - interest income as percentage of average assets ranks in top 5% of the uniform bank performance report peer group through Q1 2025. $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 2022 2023 2024 Q2 YTD 2024 Q2 YTD 2025 NON - INTEREST EXPENSE $ Millions $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 2022 2023 2024 Q2 YTD 2024 Q2 YTD 2025 REVENUE 1 $ Millions HIGHLIGHTS • Revenue increases reflected normalized interest rate environment and growth in fintech revenues • Greater ratio of non - interest income to total assets compared to peers 2

27 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 2020 2021 2022 2023 2024 Q2 2025 FINANCIAL REVIEW: LOAN LOSS RESERVE ALLOWANCE FOR CREDIT LOSSES PRIMARILY REFLECTS OUR CHARGE - OFF HISTORY HIGHLIGHTS • Increase in allowance driven by Consumer Fintech is entirely offset by credit enhancement recognized in non - interest income • Nominal charge - offs for REBL, SBLOC, & IBLOC ALLOWANCE FOR CREDIT LOSSES ($ MILLIONS) 0.9% 0.7% 0.5% 0.4% 0.5% 0.6% Allowance for credit losses as % of loan balance Small Business HELOC/Consumer/Other SBLOC/IBLOC/Advisor Financing Leasing Real Estate Bridge Lending Consumer Fintech

28 FINANCIAL REVIEW: HISTORICAL CAPITAL POSITION CAPITAL POSITION HIGHLIGHTS • Completed $75M common stock repurchase through Q2 • Planned common stock repurchase 2 of $300M for remainder of 2025, subsequent to planned $200M senior notes issuance • Corporate governance requires periodic assessment of capital minimums • Capital planning includes stress testing for unexpected conditions and events 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2022 2023 2024 Q2 2025 5.0% 10.3% 10.4% 12.4% 10.7% Tier 1 Leverage Ratio 8% 16% 15% 17% 15% Tier 1 Risk - based Capital Ratio (RBC) 1 10% 17% 16% 18% 15% Total Risk - based Capital Ratio Tier 1 RBC Ratio Total RBC Ratio Tier 1 Leverage Ratio THE BANCORP BANK, N.A. CAPITAL RATIOS Well - capitalized minimum 1 Common Equity Tier 1 to risk weighted assets is identical to Tier 1 risk - based ratio and has a 6.5% well capitalized minimum. 2 Common stock repurchase may be modified without notice at any time.

29 HISTORICAL PERFORMANCE AND LONG - TERM TARGETS FINANCIAL REVIEW: EARNINGS AND PROFITABILITY LONG - TERM TARGETS Q2 YTD 2025 2024 2023 2022 2021 PERFORMANCE METRICS >40% 28.6% 27.2% 25.6% 19.3% 17.9% ROE >4.0% 2.56% 2.71% 2.59% 1.81% 1.68% ROA $2.46 $4.29 $3.49 $2.27 $1.88 EPS >10% 10.3% 10.4% 12.4% 10.7% 10.9% The Bancorp Bank, N.A. Leverage Ratio <$10B $8.8B $8.7B $7.7B $7.9B $6.8B Total Assets 41% 40% 41% 48% 53% Efficiency Ratio 1 1 Please see Appendix slide 31 for calculation of efficiency ratio. Decreases in the efficiency ratio indicate greater efficien cy, i.e., lower expenses vs. higher revenue.

APPENDIX

31 REVENUE & EFFICIENCY RATIO CALCULATIONS APPENDIX ($ millions) Q2 YTD 2025 Q2 YTD 2024 2024 2023 2022 2021 The Bancorp $ 189,235 $ 188,213 $ 376,241 $ 354,052 $ 248,841 $ 210,876 Net interest income 167,385 60,104 157,514 112,094 105,683 104,749 Non - interest income 89,101 - 30,651 - - - Consumer fintech credit enhancement (subtract) 78,284 60,104 126,863 112,094 105,683 104,749 Adjusted non - interest income 1 267,519 248,317 503,104 466,146 354,524 315,625 Total revenue 1 $ 110,517 $ 98,158 $ 203,225 $ 191,042 $ 169,502 $ 168,350 Non - interest expense 41% 40% 40% 41% 48% 53% Efficiency Ratio 2 Payments non - interest income (Fintech Solutions business line) $ 10,694 $ 5,964 $ 14,596 $ 9,822 $ 8,935 $ 7,526 ACH, card, and other payment processing fees 51,827 49,041 97,413 89,417 77,236 74,654 Prepaid, debit card, and related fees 7,570 140 4,789 - - - Consumer credit fintech fees $ 70,091 $ 55,145 $ 116,798 $ 99,239 $ 86,171 $ 82,180 Total payments (Fintech Solutions) non - interest income 1 26% 22% % of Total revenue 1 Excludes consumer fintech loan credit enhancement income of $89.1 million and $30.7 million at June 30, 2025 and December 31, 20 24, respectively. 2 The efficiency ratio is calculated by dividing GAAP total non - interest expense by the total of GAAP net interest income and adju sted non - interest income. This ratio compares revenues generated with the amount of expense required to generate such revenues and may be used as one measure of overall efficiency.